UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     On September 29, 2004, United Dominion Realty Trust, Inc. (the “Company”) entered into an Appointment Agreement with Piper Jaffray & Co., Morgan Stanley & Co. Incorporated, SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC (the “Additional Agents”) with respect to the Company’s medium-term notes due nine months or more from the date of issue. Pursuant to the Appointment Agreement, the Company has appointed each of the Additional Agents to act as agent of the Company within the meaning, and pursuant to the terms and conditions, of the Distribution Agreement, dated June 17, 2004, by and between the Company, J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., McDonald Investments Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC. The Appointment Agreement is attached hereto and incorporated herein by reference as Exhibit 1.02.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
1.01	Distribution Agreement dated June 17, 2004(1)

1.02	Appointment Agreement dated September 29, 2004

(1)	Incorporated by reference to Exhibit 1.01 of the Company’s Current Report on Form 8-K dated June 17, 2004 and filed with the Securities and Exchange Commission on June 18, 2004 (Commission File No. 1-10524).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
By:	/s/ Christopher D. Genry
Christopher D. Genry
Executive Vice President and Chief Financial Officer

Date: September 29, 2004

EXHIBIT INDEX

Exhibit
Number	Description
1.01	Distribution Agreement dated June 17, 2004(1)

1.02	Appointment Agreement dated September 29, 2004

(1)	Incorporated by reference to Exhibit 1.01 of the Company’s Current Report on Form 8-K dated June 17, 2004 and filed with the Securities and Exchange Commission on June 18, 2004 (Commission File No. 1-10524).